UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 29, 2015

BioMarin Pharmaceutical Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26727	68-0397820
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

770 Lindaro

San Rafael, CA 94901

(Address of Principal Executive Offices, Including Zip Code)

(415) 506-6700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On January 29, 2015, BioMarin Falcons B.V. and BioMarin Giants B.V. (together, “Purchaser”), each a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands and a wholly-owned direct or indirect subsidiary of BioMarin Pharmaceutical Inc., a Delaware corporation (“BioMarin”), completed its tender offer for all of the outstanding ordinary shares, nominal value €0.01 per share (“Shares”), of Prosensa Holding N.V., a public limited liability company (naamloze vennootschap) organized under the laws of the Netherlands (“Prosensa”) that was commenced pursuant to the Purchase Agreement, dated November 23, 2014, between BioMarin, BioMarin Falcons B.V. and Prosensa (the “Purchase Agreement”) (such tender offer, the “Offer”).

BioMarin issued a press release on January 30, 2015 announcing the expiration of the subsequent offering period for the Offer, which occurred at 6:00 p.m., New York City time, on January 29, 2015, and the final results of the Offer. American Stock Transfer & Trust Company, LLC, the depositary for the Offer, has advised Purchaser and Prosensa that, as of the expiration of the subsequent offering period, 34,970,514 Shares were accepted for payment and paid for in the Offer (including Shares accepted for payment and paid for in the initial offering period for the Offer), which represents approximately 96.76% of all outstanding Shares. Purchaser has accepted for payment all Shares that were validly tendered and not properly withdrawn, and payment for such Shares has been made in accordance with the Offer’s terms.

BioMarin and Purchaser intend to complete a corporate reorganization of Prosensa and its subsidiaries through a sale of all of Prosensa’s assets to, and assumption of all of Prosensa’s liabilities by, BioMarin Falcons (the “Asset Sale”), followed by the dissolution and liquidation of Prosensa. The Asset Sale and subsequent dissolution and liquidation of Prosensa is a process available to Purchaser under Dutch law to ensure that Purchaser becomes the owner of all of Prosensa’s business operations. In conjunction with the Asset Sale, Prosensa will issue an advanced liquidation distribution to its remaining shareholders with each remaining shareholder receiving a cash payment equal to the Cash Consideration per Share as well as one CVR per Share, without interest thereon and less any applicable withholding taxes. If a Prosensa shareholder holds its shares of Prosensa through the Depositary Trust Company, it is anticipated that the shareholder will receive its advanced liquidation distribution through the Depositary Trust Company. Following the Asset Sale and advanced liquidation distribution, Prosensa is not expected to have any assets and no further distributions are expected to be made.

In addition, Purchaser, subject to and in accordance with applicable laws, intends to cause Prosensa to (i) delist the Shares from the NASDAQ, (ii) terminate Prosensa’s obligation to file reports under the Securities Exchange Act of 1934 (the “Exchange Act”), pending termination of registration of the Shares under the Exchange Act and (iii) terminate the registration of the Shares under the Exchange Act.

The cash consideration of Purchaser’s acquisition of 100% of the Shares was approximately $680 million (which does not account for any proceeds to Prosensa from the exercise of outstanding options to purchase Shares as of the expiration of the Offer nor does it account for any contingent value rights that may become payable with respect to the Shares). Purchaser has paid approximately $620.7 million for 34,970,514 Shares, representing approximately 96.76% of all outstanding Shares. Purchaser funded the acquisition with BioMarin’s available cash balances.

The full text of the press release issued by BioMarin on January 30, 2015 announcing expiration of the subsequent offering period and final results for the Offer was filed as Exhibit (a)(5)(K) to BioMarin’s Schedule TO-T/A filed on January 30, 2015, and is incorporated by reference into this Current Report on Form 8-K.

The description of the Purchase Agreement in this Current Report on Form 8-K is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to BioMarin’s Current Report on Form 8-K filed on November 26, 2014, and is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “estimate”,

“expect”, “forecast”, “intend”, “may”, “plan”, “project”, “predict”, “should” and “‘will” and similar expressions as they relate to BioMarin are intended to identify such forward-looking statements. Actual events or results may differ materially from those described in this document due to a number of risks and uncertainties. These potential risks and uncertainties include, among others, the risks detailed in BioMarin’s SEC filings, including those discussed in BioMarin’s Annual Report on Form 10-K for the year ended December 31, 2013 and in any subsequent periodic reports on Form 10-Q and Form 8-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. BioMarin is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

No.	Description

2.01	Purchase Agreement, dated as of November 23, 2014, among BioMarin Falcons B.V., BioMarin Pharmaceutical Inc. and Prosensa Holding N.V. (incorporated by reference to Exhibit 2.01 to the Form 8-K filed by BioMarin Pharmaceutical Inc. with the Securities and Exchange Commission on November 26, 2014).

99.1	Press Release issued by BioMarin Pharmaceutical Inc. on January 30, 2015 (incorporated by reference to Exhibit (a)(5)(K) to the Schedule TO-T/A filed by BioMarin Pharmaceutical Inc. with the Securities and Exchange Commission on January 30, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMARIN PHARMACEUTICAL INC.

Date: January 30, 2015	By:	/s/ G. Eric Davis
G. Eric Davis
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

No.	Description

2.01	Purchase Agreement, dated as of November 23, 2014, among BioMarin Falcons B.V., BioMarin Pharmaceutical Inc. and Prosensa Holding N.V. (incorporated by reference to Exhibit 2.01 to the Form 8-K filed by BioMarin Pharmaceutical Inc. with the Securities and Exchange Commission on November 26, 2014).

99.1	Press Release issued by BioMarin Pharmaceutical Inc. on January 30, 2015 (incorporated by reference to Exhibit (a)(5)(K) to the Schedule TO-T/A filed by BioMarin Pharmaceutical Inc. with the Securities and Exchange Commission on January 30, 2015).